Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies that,  to his knowledge:

(1)          This Quarterly  Report on Form 10-Q, for the period ended June 28, 2003 (the Report), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Continental Materials Corporation.

July 30, 2003

By:	/s/ James G. Gidwitz	By:	/s/ Joseph J. Sum
	James G. Gidwitz		Joseph J. Sum
	Chairman of the Board and		Vice President and
	Chief Executive Officer		Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Continental Materials Corporation and will be retained by Continental Materials Corporation and furnished to the Securities and Exchange Commission or its staff upon request.